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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) : May 10, 2002

                        Commission file number: 000-26393

                          INT MEDIA GROUP, INCORPORATED
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                       06-1542480
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   (State or other jurisdiction                         (I.R.S. Employer
        of incorporation)                              Identification No.)

      23 OLD KINGS HIGHWAY SOUTH
          DARIEN, CONNECTICUT                                06820
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         (Address of principal                             (Zip Code)
           executive offices)

                                 (203) 662-2800
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
         (Former name, former address and former fiscal year, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      The Audit Committee of the Board of Directors of INT Media Group, Inc. annually considers and recommends to the Board the selection of INT Media Group's independent public accountants. As recommended by INT Media Group's Audit Committee, INT Media Group's Board of Directors on May 3, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as INT Media Group's independent public accountants and engaged Deloitte & Touche LLP to serve as INT Media Group's independent public accountants for 2002 effective immediately.

      Andersen's reports on INT Media Group's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on INT Media Group's consolidated financial statements for 2001 was issued on an unqualified basis in conjunction with the publication of INT Media Group's Annual Report to Stockholders and the filing of INT Media Group's Annual Report on Form 10-K.

      During INT Media Group's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on INT Media Group's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

      INT Media Group provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 10, 2002, stating its agreement with such statements.

      During INT Media Group's two most recent fiscal years and through the date of this Form 8-K, INT Media Group did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on INT Media Group's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.  The following exhibits are filed with this document.


Exhibit No.                     Description
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16             Letter from Arthur Andersen LLP to the Securities and Exchange
               Commission dated May 10, 2002

99.1           Press release, dated May 9, 2002, of INT Media Group,
               Incorporated
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INT Media Group, Incorporated


Date:  May 10, 2002                    By: /s/ Christopher S. Cardell
                                          -------------------------------------
                                          Christopher S. Cardell
                                          President and Chief Operating Officer
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                                  EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 10, 2002

99.1           Press release, dated May 9, 2002, of INT Media Group,
               Incorporated